BlackRock Global Allocation Fund, Inc.

BlackRock Global Allocation Fund

(the “Fund”)

Supplement Dated July 1, 2013 to the

Prospectus and Statement of Additional Information (“SAI”), each dated February 28, 2013, of the Fund

Effective July 1, 2013, the Sub-Investment Advisory Agreement between BlackRock Advisors, LLC (“BlackRock”) and BlackRock International Limited (“BIL”) with respect to the Fund expired. BlackRock will remain as the investment adviser to the Fund and will provide investment advisory services to the Fund pursuant to the investment advisory agreement currently in effect with BlackRock. BlackRock Investment Management, LLC will remain a sub-adviser to the Fund. The same portfolio management team will continue to manage the Fund and there will be no change in the advisory fee rate payable by the Fund.

References in the prospectus and the SAI to BIL currently serving as a sub-adviser to the Fund are hereby deleted. For information about the investment advisory arrangements for the Fund and BlackRock, see “Management of the Funds — BlackRock” in the Fund’s prospectus.

Shareholders should retain this Supplement for future reference.